October 22, 2003

[Address]

Dear [Shareholder Name]:

We are pleased to report that the Paradigm Value Fund gained 9.01% for the third quarter. (a) For the 9 month period ended September 30, 2003, the Fund gained 34.30%, outperforming both Russell 2000 and the S&P 600, which gained 28.58% and 20.92%, respectively.

Stocks rallied and posted a strong performance during July and August.  Although stocks started out strong in September, they pulled back off their highs due to concerns of a weaker US dollar and the upcoming earnings season.   We were not surprised by the pullback given the rapid run up over the past six months. Early trading in October showed renewed strength in our equity markets. Again growth and small cap led the way.

Our best stock picks for the quarter were Columbus McKinnon Corp., Rural Cellular Corp., and Cadmus Communication Corporation. Each of these companies suffers from an overleveraged balance sheet, which became less of a concern in the quarter as the companies continued to generate good cash flow and opportunities for refinancing debt improved.

Although the Fund’s performance in the third quarter was very strong, there were a few stocks that lagged; namely, Interland Inc., Virco Manufacturing Corporation, and Imation Corp. Interland, a web hosting company which we have commented on before, faces continued skepticism interrupted by flurries of excitement which drive the stock up only to give it back. We see these as trading opportunities but continue to conclude that there is a very strong business plan unfolding here. We are accumulating Virco, makers of school furniture, at a very favorable price.  Although orders are down due to cuts in school budgets, we believe that the fundamental trend of a large and growing population of students makes Vicro a good long term stock pick.  Imation, makers of computer storage devices, has a strong balance sheet.  We believe that the company is an excellent value, even though it did not receive market recognition in the third quarter.

In looking ahead, we sense from conversations with managements and from early earnings reports that the US economy is improving and should continue to improve in the fourth quarter given the expansionary fiscal and monetary policies.  Consumer spending also remains strong.  However, the slow down in mortgage refinancing and the lag in the labor market gives us some pause for concern.  In addition, business spending continues to be deferred due to excess capacity in many industries.  The future direction of equity markets remains a mystery to be unraveled by the day after commentators. Nonetheless, we continue to find the universe of small cap companies to be rich in investment opportunities, and believe that the Fund is positioned to perform well in the coming quarters.

As always, your confidence and continued support is greatly appreciated.  If you have any questions or comments, please contact Mae Cavoli at 518-431-3516 or me at 212-421-3932.

Very truly yours,

John B. Walthausen

 (a) Year to Date returns for nine-month period ended 9/30/03.  The inception date of the Fund was January 1, 2003.  Year to Date returns include change in share prices and in each case include reinvestment of any dividends and capital gain distributions (not annualized).  Average annualized total return since inception 48.33%.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-877-59-FUNDS and read it carefully before investing.  The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

Past Performance Is No Guarantee Of Future Results